INCOMETAX:	12 Months Ended
Dec. 31, 2019
INCOMETAX:
INCOMETAX:

NOTE 7 - INCOMETAX:

a.    Corporate tax rates

1)	Ordinary taxable income in Israel is subject to a corporate tax rate of 23%.
2)	The Company’s subsidiary Anchiano Therapeutics, Inc. taxed separately under the U.S. tax laws.

The Tax Act reduces the U.S. federal corporate income tax rate from 35% to 21% for tax years beginning after December 31, 2017. In addition, the Tax Act makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

b.    As of December 31, 2019, the Company had $ 7.7 million in net operating loss carryforwards in Israel that can be carried forward indefinitely and carryforward capital losses of approximately $13.3 million.

As of December 31, 2019, the Company’s subsidiary had $70 million in net operating loss carryforwards in Israel that can be carried forward indefinitely and carryforward capital losses of approximately $1.5 million.

The U.S. subsidiary had $12 thousand of federal and $12 thousand of state net operating loss carryforwards available to offset future taxable income.

c.    As of December 31, 2019, the Company's and the Company's subsidiary's tax years until December 31, 2014 are closed to audit inspections by the taxing authority due to statute of limitation rules effective in Israel. The U.S. subsidiary's tax years until December 31, 2016 are closed to audit inspections by the taxing authority due to statute of limitation rules effective in the U.S.

d.    The components of the net loss before the provision for income taxes were as follows:

	Year ended December 31
	2019	2018
Israel	22,678	13,917
U.S.	4,446	(425)
	27,124	13,492

e.    The provision for income taxes was as follows:

	Year ended December 31
	2019	2018
Current:
Israel	—	—
U.S.	—	306
Total current income tax	—	306

f.    A reconciliation of the Company’s theoretical income tax expense to actual income tax expense is as follows:

	Year ended December 31
	2019	2018

Loss before income tax	(27,124)	(13,492)
Tax rate	23%	23%
Computed “expected” tax benefit	(6,238)	(3,103)
Decrease (increase) in tax refund resulting from:
Change in temporary differences for which deferred taxes were not recognized	2,133	730
Taxes in respect of previous years	—	(11)
Different tax rate in subsidiaries operating outside of Israel	(1)	132
Non-deductible items	1,195	165
Tax credit	—	(315)
Losses and benefits for tax purposes for the year, for which deferred taxes were not recorded	2,911	2,708
Actual tax expense	—	306

g.    The following table presents the significant components of the Company’s deferred tax asset:

	December 31,
	2019	2018
Deferred tax assets:
Net operating loss carry forward	17,811	14,031
Capital loss carry forward	3,421	3,155
Research and development	4,297	1,625
Share based compensation	890	717
Other	67	41
Less - valuation allowance	(26,486)	(19,569)
Net deferred tax assets	—	—

A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. The Company has established a valuation allowance to offset deferred tax assets at December 31, 2019 and 2018 due to the uncertainty of realizing future tax benefits from its net operating loss carryforwards and other deferred tax assets. The net change in the total valuation allowance for the year ended at December 31, 2019 was an increase of $6.9 million.